TACTICAL DIVIDEND & MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 69.5%
	EQUITY - 69.5%
102,010	Communication Services Select Sector SPDR Fund	$ 6,110,399
49,194	Consumer Discretionary Select Sector SPDR Fund(a)	7,273,825
70,138	Consumer Staples Select Sector SPDR Fund(a)	5,431,487
40,616	Energy Select Sector SPDR Fund(a)	3,457,640
289,588	Financial Select Sector SPDR Fund	9,605,634
78,960	Health Care Select Sector SPDR Fund(a)	10,543,529
62,041	Industrial Select Sector SPDR Fund(a)	6,204,100
23,807	Materials Select Sector SPDR Fund	1,917,654
49,493	Real Estate Select Sector SPDR Fund	1,868,361
125,789	Technology Select Sector SPDR Fund(a)	18,972,754
30,334	Utilities Select Sector SPDR Fund	2,092,439
	TOTAL EXCHANGE-TRADED FUNDS (Cost $72,747,115)	73,477,822

	SHORT-TERM INVESTMENTS — 37.4%
	COLLATERAL FOR SECURITIES LOANED - 7.0%
7,371,504	Dreyfus Government Cash Management, Institutional Class, 4.69% (Cost $7,371,504)(b),(c)	7,371,504

	MONEY MARKET FUNDS - 30.4%
32,144,014	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 4.28% (Cost $32,144,014)(c)	32,144,014

	TOTAL SHORT-TERM INVESTMENTS (Cost $39,515,518)	39,515,518

	TOTAL INVESTMENTS - 106.9% (Cost $112,262,633)	$ 112,993,340
	LIABILITIES IN EXCESS OF OTHER ASSETS - (6.9)%	(7,269,457)
	NET ASSETS - 100.0%	$ 105,723,883

SPDR	- Standard & Poor's Depositary Receipt

(a)	All or a portion of the security is on loan. The total fair value of the securities on loan as of April 30, 2023 was $22,398,126.
(b)	Security was purchased with cash received as collateral for securities on loan at April 30, 2023. Total collateral had a value of $7,371,504 at April 30, 2023. Additional non-cash collateral received from the borrower not disclosed in the Schedule of Investments had a value of $15,290,909 as of April 30, 2023.
(c)	Rate disclosed is the seven day effective yield as of April 30, 2023.